UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 3, 2006

Date of Report (Date of earliest event reported)

FNB FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number : 000-13086

North Carolina	56-1382275
(State of incorporation)	(I.R.S. Employer Identification No.)

1501 Highwoods Boulevard, Suite 400
Greensboro, North Carolina	27410
(Address of principal executive offices)	(Zip Code)

(336) 369-0900

(Registrant’s telephone number, including area code)

This Form 8-K has 3 pages.

ITEM 8.01.	OTHER EVENTS

On January 3, 2006, FNB Financial Services Corporation (the “Company”), the parent company of FNB Southeast (the “Bank”), announced an update on the status of FNB’s continuing investigation of improper loans and other transactions and activities in violation of certain policies and procedures of the Bank undertaken by a former loan officer in the Bank’s Harrisonburg Region. As disclosed in the copy of the Company’s press release, the Company anticipates that a significant additional provision to the Bank’s allowance for credit losses will be recorded in the financial results for the year ending December 31, 2005. A copy of the press release making this announcement is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01(c):	Exhibits

Exhibit 99.1 Press Release issued January 3, 2006.

S  I  G  N  A  T  U  R  E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB FINANCIAL SERVICES CORPORATION
(Registrant)

By: /s/ MICHAEL W. SHELTON

Michael W. Shelton
Senior Vice President and
Chief Financial Officer

Date:	January 3, 2006

Exhibit 99.1

FOR IMMEDIATE RELEASE

For additional information contact:

Pressley A. Ridgill, President, or

Michael W. Shelton, Chief Financial Officer

Phone: 336-369-0900

FNB Financial Services Corporation Anticipates Significant

Provision for Credit Losses for 2005

GREENSBORO, N.C. - (BUSINESS WIRE) – January 3, 2006 - As previously announced, FNB Financial Services Corporation (NASDAQ/NMS: FNBF) and its bank subsidiary, FNB Southeast (“Bank”), are conducting investigations of loans in the Bank’s Harrisonburg, Virginia region made in violation of certain of the Bank’s lending policies and procedures. These investigations have been undertaken by the Bank’s management, internal audit personnel and independent consulting firms. Additionally, these and related matters have been reviewed by the Bank’s primary federal banking regulator in the course of the regulator’s periodic examination of the Bank.

Management of the Bank anticipates that a significant additional provision to the Bank’s allowance for credit losses will be recorded in the financial results for the year ending December 31, 2005. The amount of such provision cannot be specified at this time. Management expects that the evaluations and considerations necessary to establish the amount of the additional provision will be completed in the latter part of January 2006.

FNB Financial Services Corporation has one subsidiary, FNB Southeast; a North Carolina chartered commercial bank. FNB Southeast currently operates 17 banking offices located in North Carolina and Virginia. FNB Southeast Mortgage Corporation and FNB Southeast Investment Services, Inc. are operating subsidiaries of FNB Southeast.

Additional information regarding FNB Financial Services Corporation can be accessed online at www.fnbsoutheast.com.

Information in this press release may contain “forward-looking statements.” These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in the Company’s recent filings with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K and its other periodic reports.